MortgageIT Holdings

MHL LISTED NYSE

Discipline
stability
ACHIEVEMENT
OPPORTUNITY
BALANCE
Built to Produce

MortgageIT

Proprietary and Confidential

Investor Presentation
January 2005

Disclaimer

The information contained herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. Any offer of securities is and shall be made pursuant to a definitive prospectus or other appropriate offering document prepared by or on behalf of MortgageIT
Holdings, Inc. (“MortgageIT Holdings”), which would contain material information not contained herein and which does and shall supersede, amend and or supplement this information in its entirety. Any decision to invest in MortgageIT Holdings’ securities should be made after reviewing such definitive prospectus or other offering document, conducting such investigations as the investor deems necessary and consulting the investor's own legal, accounting and tax advisors in order to make an independent determination of the suitability and consequences of an investment in the securities.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of the securities described herein or passed upon the adequacy or accuracy of the information contained herein. Any representation to the contrary is a criminal offense.

Neither MortgageIT Holdings, Inc., nor any of its affiliates, makes any representation or warranty, express or implied, as to the accuracy or completeness of the information contained herein and nothing contained herein shall be relied upon as a promise or representation whether as to past or future performance. The information may include estimates and projections that involve significant elements of subjective judgment and analysis. No representations are made as to the accuracy of such estimates or projections or that all assumptions relating to such estimates or projections have been considered or stated or that such projections will be realized. Much of the information contained herein is of a general nature intended to provide a broad overview of MortgageIT
Holdings’ business. MortgageIT Holdings disclaims any and all liability relating to this information, including, without limitation any express or implied representation or warranty for statements contained in and omissions from this information. MortgageIT
Holdings does not expect to update or otherwise revise the information contained herein.

This presentation may contain forward-looking statements. Any forward-looking statement would be subject to certain risks and uncertainties that could cause actual results to differ materially from those anticipated.  Individuals should not place undue reliance on forward-looking statements and are advised to conduct their own independent analysis and make their own independent determination.  Neither MortgageIT Holdings nor any of its affiliates undertakes any obligations to revise publicly any forward-
looking statements to reflect subsequent events or circumstances.

1

Corporate Overview

2

MortgageIT Holdings

MHL LISTED NYSE

MortgageIT Holdings

3

Nationwide originator of high quality mortgage loans

Headquartered in New York City

The Taxable REIT Subsidiary has retail, wholesale, correspondent lending, and subprime platforms with 41 branches in 15 states and more than 1,500 employees

Among nation’s largest and fastest growing suppliers of mortgage loans to banks, thrifts, and traditional finance companies

Successfully raised $175 million in a REIT offering placed in July 2004

Resulted in approximately $200 million in tangible equity capital

REIT will acquire high quality ARM and hybrid ARM loans selected from the
Company’s total originated portfolio and fund using securitization debt

Significant borrowing capacity with approximately $2.6 billion in warehouse lines from three partners

Funded volume of approximately $8.7 billion through 3Q:04

On track to create a 100% self-originated, high quality adjustable rate mortgage portfolio of approximately $2.4 billion in 2004

Today

Corporate Strategy

Produce quality loans nationwide and selectively choose the assets to retain in the
Company’s portfolio

Expand loan origination operations geographically through the recruitment of top producers and the acquisition of other mortgage banking or brokerage companies

Deliver a stable and dependable dividend to our investors by self-originating and retaining economically attractive ARM and hybrid ARM loans

Target high-quality, affluent consumers, with strong credit profiles, who utilize the ARM product

Originate a variety of loans that the TRS will sell in the secondary market

4

Seasoned Senior Management Team

Doug Naidus

Chief Executive Officer

MortgageIT Holdings, Inc.

Mark Pappas

Chief Marketing Officer

MortgageIT, Inc.

RJ Arnett

EVP, National Wholesale
Prime Production Manager

MortgageIT, Inc.

Steve Kaplan

Sr. VP, NBL Lending

MortgageIT, Inc.

Larry Lewis

Correspondent Lending

MortgageIT, Inc.

Gary Bierfriend, Esq.

President

MortgageIT, Inc.

Don Epstein

Chief Financial Officer (TRS)

MortgageIT, Inc.

Phillip Kukafka

Chief Lending Officer

MortgageIT, Inc.

Jane Prokop

EVP, Strategic Planning
& Analysis

MortgageIT, Inc.

John Cuti

General Counsel
& Secretary

MortgageIT Holdings, Inc.

Glenn Mouridy

President &
Chief Financial Officer

Mortgage IT Holdings, Inc.

5

Seasoned Senior Management Team

Director of Risk Service Consulting (PwC); CFO, CalFed Mortgage
Company; Controller, Wells Fargo Mortgage

2

23

MortgageIT, Inc.

Chief Financial Officer
(TRS)

Don Epstein

CFO, MortgageIT; VP & Controller, Debt Capital Markets, Deutsche
Bank

6

16

MortgageIT, Inc.

Chief Lending Officer

Phillip Kukafka

EVP, Corporate Development & Finance, Digital:Convergence
Corp.; Investment Officer, AIG Capital Partners

2

2

MortgageIT, Inc.

EVP, Strategic Planning
& Analysis

Jane Prokop

CEO, Homesource Capital Mortgage; President, Midwest Capital
Mortgage

2

21

MortgageIT, Inc.

Correspondent Lending

Larry Lewis

President, Ocwen Financial; VP and Co-Founder, WMC Mortgage

1

24

MortgageIT, Inc.

Sr. VP, NBL Lending

Steve Kaplan

Divisional EVP, Countrywide Financial Corp.

1

20

MortgageIT, Inc.

EVP, National
Wholesale Prime
Production Manager

RJ Arnett

Co-founder, MortgageIT (1999); Co-founder, IPI Skyscraper (1988)

17

17

MortgageIT, Inc.

Chief Marketing Officer

Mark Pappas

MD, IPI Skyscraper (1992-99)

13

13

MortgageIT, Inc.

President

Gary Bierfriend

Partner, Emery Celli Cuti Brinckerhoff & Abady PC (1995)

-

-

MortgageIT
Holdings, Inc.

General Counsel &
Secretary

John Cuti

EVP Operations & Risk Management / Chief Financial Officer,
Chase Home Finance, JP Morgan Chase

-

21

MortgageIT
Holdings, Inc.

President & Chief
Financial Officer

Glenn Mouridy

Co-founder, MortgageIT (1999); Co-founder, IPI Skyscraper (1988)

17

17

MortgageIT
Holdings, Inc.

Chief Executive Officer

Doug Naidus

Background

Years with
MortgageIT

Years of
Industry
Experience

Employer

Position

Executive

6

16 years of operating experience originating more than $30 billion since 2000

Brokered or sold whole loans exclusively until launch of securitization program

An Established Company

IPI formed as a
mortgage broker

IPI grows to become one
of nation’s largest
mortgage brokers (43%
CAGR)

IPI acquires
Skyscraper

July 2004 IPO raised $175
million and created
MortgageIT Holdings, a
mortgage REIT

Portfolio of
approximately
$2.4 billion by
end of 2004

MortgageIT founded;
wholesale lending
platform (MIT Lending
added later)

Home Closer
Formed

1988              1998        1999       2000       2001       2002       2003       2004

MortgageIT
acquires IPI
Skyscraper

Launched Correspondent Lending
and Sub-Prime Wholesale Divisions

Launched
securitization
program:  $808
million in Sept.
’04; $630 million
in Nov. ’04

7

Geographical Representation / Origination

$1 billion

$100 million to $1 billion

$25 million to $100 million

< $25 million

Through 3Q:04

Corporate Headquarters

Retail Origination Office

Wholesale Operations Center

W

R

Top 5 states comprise 73% of total fundings

W (5)

W (3)

W (2)

W

W

W

W

W

W

W

W

R (10)

W

W

R (2)

R (2)

R (2)

R

R

R

R

R

8

Loan Production Growth

Mortgage IT Ave. Q/Q Growth 40% vs. Industry Ave. Q/Q Growth of 11%

Exceed Industry Growth in 14 of last 18 quarters

-50%

0%

50%

100%

150%

200%

Q2:00

Q3:00

Q4:00

Q1:01

Q2:01

Q3:01

Q4:01

Q1:02

Q2:02

Q3:02

Q4:02

Q1:03

Q2:03

Q3:03

Q4:03

Q1:04

Q2:04

Q3:04

Industry Fundings Q/Q Growth (%)

MortgageIT Fundings Q/Q Growth (%)

9

($ Millions)
$1000
$800
$600
$400
$200
$0
$204
22%
$175
19%
$269
25%
$401
29%
$555
26%
$713
38%
$674
46%
$772
49%
$848
50%
$955
51%
$1,076
55%
Nov-03
Dec-03
Jan-04
Feb-04
Mar-04
Apr-04
May-04
Jun-04
Jul-04
Aug-04
Sep-04
60%
55%
50%
45%
40%
35%
30%
25%
20%
15%
10%
(% of Total Loan Applications)

MHL LISTED NYSE
MortgageIT Holdings

Growing ARM Application Volume

     MortgageIT ARM Loan Application Volume (November 2003 through September 2004)

10

MortgageIT Holdings

MHL LISTED NYSE

MortgageIT Holdings

11

Secondary
Market

REIT Investment Portfolio

Destination

ARM Loan Origination

728

727

FICO

$3.6

$2.7

Total ARM Loans

     $2.6

$1.1

Wholesale ARM Loan

$0.9

$1.6

Retail ARM Loans

2004 (Through
3Q:04)

2003A

($ in billions)

     Quality Loans Drive Higher Portfolio Yields

REIT / TRS Interaction

MortgageIT Holdings

MortgageIT

MHL LISTED NYSE
MortgageIT Holdings

Originates and sells for
cash all fixed rate
conforming and non-
conforming loans

Originates and sells for
cash ARM and hybrid
ARM loans that do not
meet REIT selection
criteria, plus non-
conforming home equity
and 2nd lien loans

Interim Servicer of conforming and
non-conforming loans

REIT / TRS Interaction

Taxable REIT Subsidiary

Purchases prime ARM and hybrid ARM conforming and non-
conforming loans from MortgageIT, Inc. (TRS) and finances the loans with the proceeds of the securitization

12

WELLS FARGO

Countrywide

Merrill Lynch

UBS

CHASE

CREDIT SUISSE FIRST BOSTON

BEAR STEARNS

FannieMae

NOMURA

citi mortgage[SM]

Washington Mutual

GMAC

Freddie Mac

MHL LISTED NYSE
MortgageIT Holdings

Blue Chip Wholesale Partnerships

13

14

$8.7 billion Total Originations through 3Q:04

59%

41%

4.3%

3.9%

Conforming 39.3%

ARM

$3.6 billion

Fixed

$5.1 billion

Home Equity

Non Prime

Jumbo

21.7%

Alt-A 25.5%

Government

5.3%

Balanced, High Quality Lending Focus

15

MHL
2004-2

MHL
2004-1

2003
Overall

Note:  Data represents averages for 2003 origination of first lien mortgages only.

Average Loan Size                      $200K           $310K          $299K

Weighted Average LTV                   72%              72%              74%

Weighted Ave. FICO Score              718               731               733

Average Total Debt Ratio                32%              32%             34%

Average Annual Income                $92K            $92K           $154K

Exceptional Asset Profile

Underwriting

16

Underwriting

Organization

Chief Lending Officer

Head of Credit and Product Development

National Underwriting Manager

Regional Credit Managers

Regional approach

Strong knowledge of local real estate market and individual brokers

Regional Credit Managers provide support for individual underwriters

Underwriter performance tracked

Credit Reports

All three credit scores (Empirica, FICO, Beacon)

FICO selection based on product

Fraud Alert systems used on all loans

24 Month Chain of Title on every purchase

17

Underwriting (continued)

Automated underwriting systems used in conjunction with manual underwriting on certain loan products

Appraisals

Always underwritten by staff / contract underwriter using appraisal checklist

AVMs used to substantiate value in certain cases

Enhanced Desk and Field Reviews used where AVM value varies to appraised value by
> 15%

Field Reviews used for certain high LTV no documentation products and select jumbo loan products

Credit Approval Authority

Authority level based on experience

Three levels – Level I, II, III

Loan exception authorities:

Documentation based – Level II and above

Parameter Exceptions (LTV, credit history, FICO) – Regional Credit Managers

Exceptions only allowed where line underwriter has reviewed loan data, appraisal and borrower income

18

Documentation Standards

Full / Alternate Documentation

2-year income verification for wage earners and self employed

Reduced Documentation

Income verified by pay stub where permitted by AUS decision

Stated Documentation

2-year employment/business continuity required

Assets verified

Other

SISA

No Ratio

No Doc

Stated Doc loan application containing any income verification must be treated as Full Doc loan

19

Interest Only Criteria

Conforming

Loans must be DU or LP eligible

No expanded approval loans are allowed

LTV is limited to 80%

Minimum credit score is 720

Score of 700 is allowable only with 6 months
reserves

Stated income option is not allowed

Jumbo

Fixed rate and ARM program available

Loans must be DU or LP ineligible for loan
amount only

Reduced ratios apply

LTV limited to 80%

Alt-A

Full documentation requires a 620 score

Stated/No Ratio requires 660 score

No Documentation loans require 700 score

Reserve requirements tiered to increase in risk
factors

Minimum reserve requirement for Stated/No
Ratio/No Doc is 6 months

Reduced ratios apply

20

REIT Selection Criteria

1st lien

Min FICO = 650

LTV <= 95%

CLTV <= 100%

If LTV > 80%, must have MI

Gross Margin >= 2.25%

Owner Occupied – if 2nd / investor,
then LTV <= 72%

Max loan balance = $1m  [exception: if loan > $1m,
then LTV <= 65%, FICO >= 720]

No loans to executives

If property is in California and is IO, then CLTV <=
95%

FICOs > 620 and < 650 are OK if:

LTV <= 80%

CLTV <= 90%

Full doc

No cash out refi

Owner occupancy - non owner occupied and
second homes exception if:

FICO >= 700

DTI <= 45

LTV <= 80

CLTV <= 90

Loan Requirements

Exceptions

REIT Strategy – match funded, low credit loss portfolio to provide stable earnings and cash flow available for dividend

21

Quality Control

22

Quality Control

QC loan selection done by random statistical sampling of origination channels, brokers, products or functional areas

Closed Loan Audit

Performed and reported monthly by third-party vendor (TENA)

Selection occurs within the first week after the month the loan closes with the review completed by the following  month (60-day window)

Re-verification of data material to the loan decision

Loans are rated as Significant, Moderate or Low Risk based on review of:

Compliance

Underwriting

Collateral Value & Clear Title

Adherence to Company Policies & Procedures

Enforceability of Closing Documents

Responses including corrective actions are due quarterly

Quarterly audit findings reporting to senior management

23

Compliance

All loans are reviewed by underwriting, closing and funding for compliance with federal and state regulations

All mortgage loans must comply with all applicable federal, state and local laws and regulations

Particular focus on the following regulations:

Truth in Lending (TILA)

Real Estate Settlement Procedures Act (RESPA)

Equal Credit Opportunity Act (ECOA)

Final Truth in Lending

Federal, State and Municipal High Cost and Anti-Predatory Laws

Home Ownership and Equity Protection Act (HOEPA, Section 32)

Loans violating federal, state or municipal high cost/anti-predatory lending laws will not be originated

Company has adopted an internal 5% (subject to lower state and municipal thresholds) policy limit on all total borrower charges and broker compensation

24

Portfolio Characteristics

25

Consistent Origination

71.08

65.86

63.2

% California

83.22

96.05

85.32

% Single Family

44.31

52.27

58.11

% Full Doc

-

11.35

7.79

% Investor

24.73

25.36

29.47

% Cashout

78.3

75.23

78.14

% IO

3.54

3.51

2.18

% LTV > 80

74.45

74.01

72.76

% LTV

359

359

359

Rem Term

360

360

360

Orig Term

731

733

732

WA FICO

2.3

2.346

2.411

Margin

5.364

5.096

5.153

CWAC

100

100

100

First Lien %

54.3

58.47

65.69

5-Yr ARM %

42.51

40.09

33.49

3-Yr ARM %

100

100

100

ARM %

$290,035

$299,828

$302,778

Ave. Balance

$811.2

$635.3

$902.6

Loan Balance ($ in mm)

2,797

2,119

2,981

Loan Count

MortgageIT 2004-1

MortgageIT 2004-2

Current Portfolio

26

Comparable Credit Quality

26.17

28.4

71.08

65.86

% California

63.64

58.58

83.22

96.05

% Single Family

57.19

93.8

44.31

52.27

% Full Doc

2.35

11.43

-

11.35

% Investor

32.54

23.57

24.73

25.36

% Cashout

-

-

78.3

75.23

% IO

1.75

3.49

3.54

3.51

% LTV > 80

71.61

69.09

74.45

74.01

% LTV

304

358

359

359

Rem Term

327

361

360

360

Orig Term

735

739

731

733

WA FICO

1.714

2.037

2.3

2.346

Margin

3.565

4.444

5.364

5.096

CWAC

100

100

100

100

First Lien %

100

100

100

100

ARM %

$365,001

$483,237

$290,035

$299,828

Ave. Balance

$715.8

$1,256.0

$811.2

$635.3

Loan Balance ($ in mm)

1,961

2,599

2,797

2,119

Loan Count

Sequoia 2004-11

Thornburg 2004-3

MortgageIT 2004-1

MortgageIT 2004-2

27

MortgageIT 2004-2 Profile

Structure:  Senior/Sub pro rata pay

Security Type:  Notes issued by a wholly owned subsidiary of the REIT

Depositor:  MortgageIT Securities Corporation

Servicer:  MortgageIT Holdings, Inc.

Subservicer:  GMAC Mortgage Corporation

Master Servicer:  Wells Fargo Bank

Payment Type:  30/360

Ratings:

BBB / NR

Subordinate / Adjustable Rate

B-2

A /NR

Subordinate / Adjustable Rate

B-1

AA / NR

Mezzanine / Adjustable Rate

M-2

AAA / NR

Mezzanine / Adjustable Rate

M-1

AAA / Aaa

Super Senior / Adjustable Rate

A-2

AAA / Aaa

Super Senior / Adjustable Rate

A-1

S&P/Moodys

Type

Class

28